Waste Connections Reports First Quarter 2007 Results

      -     Reports revenue of $219.0 million and earnings per share of $0.32

      -     Revenue and operating income increase 15.1% and 18.6%, respectively

      -     Reports internal growth of 8.7%

      -     Reports free cash flow of $24.9 million, or 11.4% of revenue

      FOLSOM, Calif., April 23 /PRNewswire-FirstCall/ -- Waste Connections, Inc. (NYSE: WCN) today announced its results for the first quarter 2007. Revenue totaled $219.0 million, a 15.1% increase over revenue of $190.2 million in the year ago period. Operating income was $46.4 million, an 18.6% increase over operating income of $39.2 million in the first quarter of 2006. As a percentage of revenue, operating income was 21.2%, a 60 basis point increase from 20.6% in the year ago period despite an approximate 45 basis point increase in equity-based compensation costs as a percentage of revenue. Equity-based compensation costs, on a pre-tax basis, were $1.7 million and $0.6 million for the first quarter of 2007 and 2006, respectively.

      Net income in the quarter was $22.4 million, or $0.32 per share on a diluted basis of 70.6 million shares. In the year ago period, the Company reported net income of $15.7 million and diluted earnings per share of $0.22. Net income in the prior year period included a $4.2 million charge ($2.6 million net of taxes, or approximately $0.04 per share) for the write-off of unamortized debt issuance costs associated with convertible notes that subsequently were redeemed. Shares and per share numbers reflect a three-for- two stock split effective March 13, 2007.

      "We are extremely pleased with our results in the quarter and the implications moving forward. Continued strong pricing growth, improved commodity prices and a reduction in net days sales outstanding enabled us to exceed our expectations for the quarter," said Ronald J. Mittelstaedt, Chairman and Chief Executive Officer. "We expect volume growth to increase in the second quarter given improving monthly trends experienced during the first quarter and the full impact of two long-term contracts that commenced earlier in the year."

      Waste Connections will be hosting a conference call related to first quarter earnings and second quarter outlook on April 24th at 8:30 A.M. Eastern Time. The call will be broadcast live over the Internet at http://www.streetevents.com and through a link on the Company's web site at http://www.wasteconnections.com. A playback of the call will be available at both of these sites.

      For non-GAAP measures, see accompanying Non-GAAP Reconciliation Schedule.

      Waste Connections, Inc. is an integrated solid waste services company that provides solid waste collection, transfer, disposal and recycling services in mostly secondary markets in the Western and Southern U.S. The Company serves more than one million residential, commercial and industrial customers from a network of operations in 22 states. The Company also provides intermodal services for the movement of containers in the Pacific Northwest. Waste Connections, Inc. was founded in September 1997 and is headquartered in Folsom, California.

      For more information, visit the Waste Connections web site at http://www.wasteconnections.com. Copies of financial literature, including this release, are available on the Waste Connections web site or through contacting us directly at (916) 608-8200.

      Certain statements contained in this press release are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," or the negative thereof or comparable terminology, or by discussions of strategy. Waste Connections' business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) Waste Connections may be unable to compete effectively with larger and better capitalized companies and governmental service providers; (2) increases in the price of fuel may adversely affect Waste Connections' business and reduce its operating margins; (3) increases in labor and disposal and related transportation costs could impact Waste Connections' financial results; (4) increases in insurance costs and the amount that Waste Connections self- insures for various risks could reduce its operating margins and reported earnings; (5) Waste Connections' financial results are based upon estimates and assumptions that may differ from actual results; (6) efforts by labor unions could divert management attention and adversely affect operating results; (7) Waste Connections may lose contracts through competitive bidding, early termination or governmental action; (8) Waste Connections' results are vulnerable to economic conditions and seasonal factors affecting the regions in which it operates; (9) Waste Connections may be subject in the normal course of business to judicial and administrative proceedings that could interrupt its operations, require expensive remediation and create negative publicity; (10) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit Waste Connections' ability to grow through acquisitions; (11) Waste Connections' growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (12) Waste Connections' acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (13) because Waste Connections depends on railroads for its intermodal operations, its operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (14) Waste Connections' intermodal business could be adversely affected by steamship lines diverting business to ports other than those Waste Connections services, or by heightened security measures or actual or threatened terrorist attacks; (15) Waste Connections depends significantly on the services of the members of its senior and district management team, and the departure of any of those persons could cause its operating results to suffer; (16) Waste Connections' decentralized decision-making structure could allow local managers to make decisions that adversely affect Waste Connections' operating results; (17) Waste Connections may incur additional charges related to capitalized expenditures, which would decrease its earnings; (18) the outcome of audits by the Internal Revenue Service may adversely affect Waste Connections; (19) each business that Waste Connections acquires or has acquired may have liabilities that Waste Connections fails or is unable to discover, including environmental liabilities;
(20) liabilities for environmental damage may adversely affect Waste Connections' business and earnings; and (21) the adoption of new accounting standards or interpretations could adversely impact Waste Connections' financial results. These risks and uncertainties, as well as others, are discussed in greater detail in Waste Connections' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. There may be additional risks of which Waste Connections is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business. Waste Connections makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

                             WASTE CONNECTIONS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                   THREE MONTHS ENDED MARCH 31, 2006 AND 2007
                                   (Unaudited)
               (in thousands, except share and per share amounts)

                                                     Three months ended
                                                           March 31,
                                                       2006             2007

Revenues                                          $    190,169     $    218,951
Operating expenses:
  Cost of operations                                   113,063          128,869
  Selling, general and administrative                   19,801           23,910
  Depreciation and amortization                         18,232           19,590
  Loss (gain) on disposal of assets                        (82)             160
Operating income                                        39,155           46,422

Interest expense                                        (7,494)          (7,818)
Minority interests                                      (2,711)          (2,840)
Other income (expense), net                             (3,993)              51
Income before income taxes                              24,957           35,815

Income tax provision                                    (9,234)         (13,435)
Net income                                        $     15,723     $     22,380

Basic earnings per common share                          $0.23            $0.33

Diluted earnings per common share                        $0.22            $0.32

Shares used in the per share calculations:
  Basic                                             68,504,318       68,465,359
  Diluted                                           71,385,714       70,583,096

                             WASTE CONNECTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
         (Unaudited) (in thousands, except share and per share amounts)

                                                       December 31,    March 31,
                                                           2006          2007
ASSETS
Current assets:
  Cash and equivalents                                  $   34,949    $   21,264
  Accounts receivable, net of allowance for
   doubtful accounts of $3,489 and $3,492 at
   December 31, 2006 and March 31, 2007,
   respectively                                            100,269       104,082
Deferred income taxes                                        9,373         9,494
Prepaid expenses and other current assets                   15,642        17,383
    Total current assets                                   160,233       152,223

Property and equipment, net                                736,428       783,048
Goodwill                                                   750,397       761,454
Intangible assets, net                                      86,098        85,764
Restricted assets                                           15,917        16,606
Other assets, net                                           24,818        22,196
                                                        $1,773,891    $1,821,291

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                      $   53,010    $   53,189
  Accrued liabilities                                       57,810        64,806
  Deferred revenue                                          32,161        36,228
  Current portion of long-term debt and
   notes payable                                             6,884         7,098
    Total current liabilities                              149,865       161,321

Long-term debt and notes payable                           637,308       636,463
Other long-term liabilities                                 16,712        26,890
Deferred income taxes                                      205,532       204,158
    Total liabilities                                    1,009,417     1,028,832

Commitments and contingencies
Minority interests                                          27,992        28,480

Stockholders' equity:
Preferred stock: $0.01 par value; 7,500,000
 shares authorized; none issued and outstanding               --            --
Common stock: $0.01 par value; 100,000,000
 shares authorized; 68,266,038 and 68,556,329
 shares issued and outstanding at December 31,
 2006 and March 31, 2007, respectively                         455           685
Additional paid-in capital                                 310,229       313,861
Retained earnings                                          422,731       447,782
Accumulated other comprehensive income                       3,067         1,651
  Total stockholders' equity                               736,482       763,979
                                                        $1,773,891    $1,821,291

                           WASTE CONNECTIONS, INC.
               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                  THREE MONTHS ENDED MARCH 31, 2006 AND 2007
                                   (Unaudited)
                             (Dollars in thousands)

                                                           Three months ended
                                                                March 31,
                                                           2006          2007

Cash flows from operating activities:
Net income                                              $  15,723     $  22,380
Adjustments to reconcile net income to
 net cash provided by operating activities:
  Loss (gain) on disposal of assets                           (82)          160
  Depreciation                                             17,248        18,558
  Amortization of intangibles                                 984         1,032
  Deferred income taxes, net of acquisitions                3,679         2,852
  Minority interests                                        2,711         2,840
  Amortization of debt issuance costs                       4,763           482
  Stock-based compensation                                    618         1,663
  Interest income on restricted assets                       (141)         (107)
  Closure and post-closure accretion                          149           253
  Excess tax benefit associated with
   equity-based compensation                               (3,353)       (2,260)
  Net change in operating assets and
   liabilities, net of acquisitions                        (4,443)       13,061
Net cash provided by operating activities                  37,856        60,914

Cash flows from investing activities:
  Payments for acquisitions, net of cash
   acquired                                                (3,755)      (35,860)
  Capital expenditures for property and
   equipment                                              (19,966)      (36,147)
  Proceeds from disposal of assets                            171           215
  Increase in restricted assets, net of
   interest income                                           (276)         (581)
  Increase in other assets                                   (392)         (517)
Net cash used in investing activities                     (24,218)      (72,890)

Cash flows from financing activities:
  Proceeds from long-term debt                            229,964        21,000
  Principal payments on notes payable and
   long-term debt                                        (173,349)      (23,616)
  Change in book overdraft                                 (1,683)         --
  Proceeds from option and warrant exercises               17,361         6,513
  Excess tax benefit associated with
   equity-based compensation                                3,353         2,260
  Distributions to minority interest holders               (2,058)       (2,352)
  Payments for repurchase of common stock                 (80,586)       (5,414)
  Debt issuance costs                                      (6,307)         (100)
Net cash used in financing activities                     (13,305)       (1,709)

Net increase (decrease) in cash and equivalents               333       (13,685)
Cash and equivalents at beginning of period                 7,514        34,949
Cash and equivalents at end of period                   $   7,847     $  21,264

                              ADDITIONAL STATISTICS
                        THREE MONTHS ENDED MARCH 31, 2007
                             (Dollars in thousands)

    Internal Growth: The following table reflects revenue growth for operations owned for at least 12 months:

                                                 Three Months Ended
                                                   March 31, 2007
            Price                                       5.2%
            Volume                                      1.9%
            Intermodal, Recycling and Other             1.6%
            Total                                       8.7%

    Uneliminated Revenue Breakdown:

                                                       Three Months Ended
                                                         March 31, 2007
Collection                                          $160,152          64.3%
Disposal and Transfer                                 66,641          26.8%
Intermodal, Recycling and Other                       22,224           8.9%
Total                                               $249,017         100.0%

Inter-company elimination                           $ 30,066

      Days Sales Outstanding for the three months ended March 31, 2007: 43 (28 net of deferred revenue)

      Internalization for the three months ended March 31, 2007: 70%

      Other Cash Flow Items for the three months ended March 31, 2007:

      Cash Interest Paid:     $5,156
      Cash Taxes Paid:        $  632

      Debt to Capitalization:   45.7%

      Share Information for the three months ended March 31, 2007:

         Basic shares outstanding                                     68,465,359

         Dilutive effect of options and warrants                       1,833,779

         Dilutive effect of restricted stock                             283,958

         Diluted shares outstanding                                   70,583,096

         Shares repurchased                                              187,540

                        NON-GAAP RECONCILIATION SCHEDULE
                                 (in thousands)

    Free cash flow, a non-GAAP financial measure, is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. Waste Connections defines free cash flow as net cash provided by operating activities, plus proceeds from disposal of assets and excess tax benefit associated with equity-based compensation, plus or minus change in book overdraft, less capital expenditures for property and equipment and distributions to minority interest holders. This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures. Management uses free cash flow as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate free cash flow differently.

    Free cash flow reconciliation:

                                                  Three Months   Three Months
                                                     Ended          Ended
                                                    March 31,      March 31,
                                                     2006           2007

Net cash provided by operating activities          $ 37,856       $ 60,914
Change in book overdraft                             (1,683)          --
Plus: Proceeds from disposal of assets                  171            215
Plus: Excess tax benefit associated with
 equity-based compensation                            3,353          2,260
Less: Capital expenditures for property and
 equipment                                          (19,966)       (36,147)
Less: Distributions to minority interest
 holders                                             (2,058)        (2,352)
Free cash flow                                     $ 17,673       $ 24,890

Free cash flow as % of revenues                         9.3%          11.4%

SOURCE  Waste Connections, Inc.
                                 -0- 04/23/2007
    /CONTACT: Worthing Jackman of Waste Connections, Inc., +1-916-608-8266, or worthingj@wasteconnections.com/
    /Web site:  http://www.wcnx.org/